         Exhibit 10.8

         EMPLOYMENT AGREEMENT

         THIS  EMPLOYMENT  AGREEMENT  (this  "Agreement") is entered into as of,
April 13,  2002,  (the  "Effective  Date") by and  between  Tropical  Sportswear
Int'I  Corporation,  a Florida  corporation  (the  "Company"),  and Frank Keeney
(the "Employee").

         RECITALS:

         By entering  into this  Agreement,  the Company  desires to provide the
Employee with  substantial  incentives to serve the Company without  distraction or  concern  over  minimum  compensation,  benefits  or tenure,  to develop  and implement  the  Company's  business  plan and to  manage  the  Company's  future
growth  and   development   and  to  maximize  the  returns  to  the   Company's
stockholders.  Employee  desires  to  accomplish  those  goals  and  to  provide excellent service to, and for the benefit of, the Company.

         NOW,  THEREFORE,  in  consideration  of the  foregoing  and the  mutual provisions  contained  herein,  and for other good and  valuable  consideration, the parties hereto agree with each other as follows:

         1.       EMPLOYMENT

         A.       On the terms and  subject to the  conditions  hereinafter  set forth,  the Company  will employ the  Employee  as Senior Vice  President,  Duck
Head Sales and  Marketing or such other  executive  positions as the Company may from time to time assign,  and the Employee agrees to serve in those  positions.
The  Employee  shall  perform  such  duties,  and have such  powers,  authority,
functions,   duties  and  responsibilities  for  the  Company  and  corporations
Affiliated  with  the  Company  as are  commensurate  and  consistent  with  his position.  The  Employee  also shall  have such  additional  powers,  authority, functions,  duties and  responsibilities as may be assigned to him or her by the
President, Chief Executive Officer or Board of Directors.

         B.       The  Employee  shall  not,  at any  time  during  the  Term of
Employment,  engage in any  other  activities  unless  these  activities  do not interfere  materially with the Employee's  duties and  responsibilities  for the
Company at that time.

         2.       TERM OF EMPLOYMENT

         The term of the  Employee's  Employment  shall be for a term of six (6)
months (the "Term")  commencing on the Effective  Date and renew each day of the
Term  thereafter for an additional day without  further action by the Company or the  Employee,  it being the  intention of the parties  that from the  Effective
Date there shall be a  continuously  remaining  Term of six (6) months  duration of the  Employee's  Employment  unless the Agreement is terminated in accordance with  Section  4  below.  The  effective  date of any  termination  shall be the
"Termination  Date" and may be set by the  Company in its  discretion,  pursuant to Section 4 below.  In the event that  Employee's  Employment  hereunder  shall not have otherwise been  terminated,  such Employment shall terminate at the end of the Company's fiscal year in which the Employee reaches age sixty-five (65).

         3.       COMPENSATION

         A.        Base  Salary.  A Base Salary shall be payable to the Employee
                   -------------
by the  Company  as a  guaranteed  minimum  annual  amount  hereunder  for  each
Compensation  Year during the period from the Effective Date to the  Termination
Date.  That Base Salary shall be payable in the  intervals  consistent  with the
Company's  normal  payroll  schedules  (but in no  event  less  frequently  than semi-monthly), shall be payable initially at the annual rate of $190,000.

         On the first and each  subsequent  anniversary of the Company's  fiscal year,  the Base Salary shall be increased by the greater of the same  percentage increase  (if  any) in the CPI for the  twelve  (12)  month  period  immediately preceding such anniversary or such amount that the Company shall determine.

         B.        Annual Cash Bonus.  The Annual Cash Bonus,  if any,  shall be
                   --------------------
determined solely in the discretion of the Company.

         4.       TERMINATION

         A.        Termination by Company with Cause.  The Company may terminate
                   ------------------------------------
Employee  at any  time  upon  notice  for  "cause."  "Cause"  shall  mean and be limited to:

         (1)      the  Employee's  commission  or  conviction  of,  or  plea  of guilty or nolo  contendere  to,  any crime or offense  involving  money or other property  of the  Company  or  others or which  constitutes  a felony or a crime involving moral turpitude in the jurisdiction involved;

         (2)      fraud on the Company or  otherwise  relating to the Company or its business;

         (3)      theft of any property of the Company;

         (4)      use of  illegal  drugs,  misuse  of  prescription  drugs  that affects the  Employee's  performance  or repeated abuse of alcohol in connection with employment or any Company duty or function;

         (5)      any   willful   material   breach  by  the   Employee  of  the
performance of his duties  pursuant  to this  Agreement  which  continues  after written notice from the Company;

         (6)      Failure or refusal  by the  Employee  to carry out or abide by a  directive  of  the  President,  Chief  Executive  Officer  or  the  Board  of
Directors,  or their  designees,  within five (5) business days after receipt of written notice of the alleged failure or refusal;

         (7)      material  misrepresentation  by the Employee to any officer or director of the Company;

         (8)      the Employee's  continued poor  performance or  nonperformance of his duties for more than  thirty  (30) days after  receipt of written  notice
from  the  Company  detailing  the  poor  performance  or   nonperformance   and
demanding cure;

         (9)      any  disclosure  by  the  Employee  to  any  person,  firm  or corporation  other than the Company and its directors,  officers,  and employees of any material  confidential  information or trade secrets of the Company which is detrimental to the interests of  the  Company  or made  outside  the scope of the Employee's duties to the Company;

          (10)    engaging by the  Employee,  without prior consent of the Board of Directors of the Company,  in any other  business  other than the business of the Company which  interferes in any material  respect with the  performance  of
Employee's duties.

         If the  employment  of the  Employee is  terminated  by the Company for cause,  the  Employee  will  not be  entitled  to any  separation  benefits  and
Employee's salary,  bonus,  benefits and business expense  reimbursements  shall cease as of the date of  termination.  All salary,  bonuses on a pro rata basis, benefits  and  business  expense  reimbursements  that are earned and due to the
Employee  hereunder  and not paid up to the  Termination  Date  shall be paid to the Employee within forty-five (45) days after the Termination Date.

         B.       Termination  by the  Company  Without  Cause.  If the  Company
                  -----------------------------------------------
terminates  the  Employee's  employment  without  Cause at any time and Employee executes a general release of claims in a form acceptable to the Company:

           (a) the  Company  shall  pay to the  Employee  one (1) year of his or her Annual Base Salary then in effect.

         C.       Relief of Duties.  The Company may,  during any notice  period
                  -------------------
or at any other time,  in its  discretion,  relieve  the  Employee of his duties without  terminating  him so long as the  Company  continues  to pay and provide all of the Employee's regular compensation and benefits.

         5.       OTHER EMPLOYEE RIGHTS

         A.       Paid  Vacation;  Holidays.  The Employee  shall be entitled to
                  ----------------------------
annual  vacation  and all legal  holidays  during  which  times  his  applicable compensation  shall  be paid in full in  accordance  with  Company  policies  in effect from time to time.

         B.       Frinqe  Benefits.  During  the  term  of this  agreement,  the
                  -------------------
Employee  is entitled to the same level of fringe  benefits  currently  provided to Employee by the Company.

         C.       Business  Expenses.  The Employee is authorized to incur,  and
                  ---------------------
will be entitled to receive prompt  reimbursement  for, all reasonable  expenses incurred  by the  Employee  in  performing  his  duties  and  carrying  out  his responsibilities  hereunder,  including  air fare and  hotels,  business  meals, entertainment  and travel  expenses,  provided  that the Employee  complies with the applicable  policies,  practices and  procedures of the Company  relating to the submission of expense  reports,  receipts or similar  documentation of those expenses.  The Company  shall  either pay  directly or  promptly  reimburse  the
Employee for such  expenses not more than twenty (20) days after the  submission to the Company by the Employee from time to time of an itemized  accounting  and
acceptable   evidence  of  such   expenditures   for  which  direct  payment  or
reimbursement is sought.

         6.       PROTECTIVE COVENANTS

         A.       Definitions.  The  following  capitalized  terms  used in this
                  --------------
Section 6 shall have the  meanings  assigned  to them below,  which  definitions shall apply to both the singular and the plural forms of such terms:

         "Competitive  Position"  means  any  employment  with a  Competitor  in which the  Employee  will use or is likely to use any  Confidential  Information or Trade Secrets,  or in which the Employee has duties for such  Competitor that relate  to  Competitive  Services  and  that are the  same or  similar  to those services actually performed by the Employee for the Company;

         "Competitive   Services"   means  the   merchandising,   manufacturing,
distribution, selling or marketing of apparel products.

         "Competitor"   means  any  Person  engaged,   wholly  or  in  part,  in
Competitive Services.

         "Confidential   Information"   means  all  information   regarding  the
Company,  its activities,  business or clients that is the subject of reasonable efforts  by  the  Company  to  maintain  its  confidentiality  and  that  is not generally  disclosed  by practice or  authority  to persons not  employed by the
Company,  but that does not rise to the level of a Trade  Secret.  "Confidential
Information"  shall  include,  but  is  not  limited  to,  sales  and  marketing techniques  and plans,  lists of contact  data,  technical  data relating to the
Company's products or production  techniques,  purchase and supply  information, details of client or  consultant  contracts,  current and  anticipated  customer
requirements,   pricing  policies,  client  billing  information,  price  lists,
market  studies,  business  plans,  operational  methods,   marketing  plans  or
strategies,  product development  techniques or plans,  financial plans and data concerning  the Company,  and  management  planning  information.  "Confidential
Information" shall not include  information that has become generally  available to the public by the act of one who has the right to disclose  such  information without  violating any right or privilege of the Company.  This definition shall not limit any definition of  "confidential  information"  or any equivalent term under state or federal law.

         "Person" means any individual or any  corporation,  partnership,  joint venture, limited liability company, association or other entity or enterprise.

         "Principal  or  Representative"  means  a  principal,  owner,  partner, shareholder,  joint venturor,  investor,  member,  trustee,  director,  officer, manager, employee, agent, representative or consultant.

         "Protected  Customers"  means any Person to whom the  Company  has sold its products or services or  solicited  to sell its products or services  during the twelve (12) months prior to the termination Date.

         "Protected   Employees"   means  employees  of  the  Company  who  were
employed  by the  Company  at any  time  within  six  (6)  months  prior  to the termination Date.

         "Protected  Suppliers"  means  any  person  from whom the  Company  has purchased  products or services or  solicited  to purchase  products or services during the twelve (12) months prior to the termination Date.

         "Restricted  Period"  means  the  Period  of  Employment  and a  period extending one (1) year from the  termination of the Employee's  employment  with the Company for any reason whatsoever.

         "Restricted  Territory" means the United States and North,  Central and
South America, the United Kingdom,  Western Europe,  Australia, New Zealand, and
Fiji.  The Company and the Employee  acknowledge  and agree that the Company and its  subsidiaries  do  business  and  sell  men's,  women's,  boys'  and  girls'
sportswear  (tops and  bottoms)  in all 50 states of the  United  States  and in each other country in the Restricted Territory.

         "Restrictive  Covenants" means the restrictive  covenants  contained in
Section 12(c) hereof.

         "Trade  Secret" means all  information  regarding the Company,  without regard to form,  including,  but not limited to, technical or nontechnical data, a  formula,  a  pattern,  a  compilation,  a  program,  a device,  a  method,  a technique,  a drawing,  a process,  financial  data,  financial  plans,  product
plans,   distribution  lists  or  a  list  of  actual  or  potential  customers, advertisers  or  suppliers  which is not  commonly  known by or available to the public and which information:  (A) derives economic value,  actual or potential, from not being  generally  known  to,  and not being  readily  ascertainable  by proper  means  by,  other  persons  who  can  obtain  economic  value  from  its disclosure or use; and (B) is the subject of efforts that are  reasonable  under the  circumstances  to maintain its  secrecy.  Without  limiting the  foregoing,
Trade Secret  means any item of  Confidential  Information  that  constitutes  a
"trade  secret(s)"  under  the  common  law or  statutory  law of the  State  of
Florida.

          B.       Restrictive Covenants.
                   ----------------------

                  (a)      Restriction  on Disclosure  and Use of  Confidential
                           -----------------------------------------------------
Information and Trade
---------------------

         Secrets.  The  Employee  understands  and agrees that the  Confidential
         ----------
Information  and Trade  Secrets  constitute  valuable  assets of the Company and its  affiliated  entities,  and may not be converted to the  Employee's own use.
Accordingly,  the Employee  hereby agrees that the Employee shall not,  directly or indirectly,  at any time during the Restricted  Period  reveal,  divulge,  or
disclose   to  any  Person  not   expressly   authorized   by  the  Company  any
Confidential  Information,  and the Employee shall not,  directly or indirectly, at any time  during the  Restricted  Period use or make use of any  Confidential
Information  in  connection  with any business  activity  other than that of the
Company.  Throughout  the term of this Agreement and at all times after the date that this Agreement  terminates for any reason,  the Employee shall not directly or  indirectly  transmit  or  disclose  any Trade  Secret of the  Company to any
Person,  and  shall  not  make  use  of  any  such  Trade  Secret,  directly  or indirectly,  for himself or for others,  without  the prior  written  consent of the  Company.  The  parties  acknowledge  and agree that this  Agreement  is not intended to, and does not,  alter either the Company's  rights or the Employee's obligations  under any state or federal  statutory or common law regarding trade secrets and unfair trade practices.

         Anything  herein to the contrary  notwithstanding,  the Employee  shall not be restricted  from  disclosing or using  Confidential  Information  that is required to be disclosed by law, court order or other legal  process;  provided, however,  that in the event  disclosure  is required by law, the Employee  shall provide the Company with prompt notice of such  requirement  so that the Company may seek an appropriate  protective order prior to any such required  disclosure by the Employee.

                  (b)      Nonsolicitation of Protected Employees.     The
                           ---------------------------------------
Employee  understands and agrees that the  relationship  between the Company and each of its  Protected  Employees  constitutes  a valuable  asset of the Company and may not be converted to the  Employee's own use.  Accordingly,  the Employee
hereby  agrees  that  during  the  Restricted  Period  the  Employee  shall  not directly  or  indirectly  on the  Employee's  own  behalf or as a  Principal  or
Representative  of any  Person or  otherwise  solicit  or induce  any  Protected
Employee to terminate  his or her  employment  relationship  with the Company or to enter into employment with any other Person.

                  (c)       Restriction   on   Relationships   with  Protected
                            ----------------------------------------------------
Customers  and Protected  Suppliers.  The Employee  understands  and agrees that
--------------------------------------
the  relationships  between the Company and each of its Protected  Customers and between the Company and each of its  Protected  Suppliers  constitutes  valuable assets  of the  Company  and may not be  converted  to the  Employee's  own use.
Accordingly,  the Employee  hereby agrees that,  during the  Restricted  Period, the  Employee  shall not,  without  the prior  written  consent of the  Company, directly  or  indirectly,  on the  Employee's  own behalf or as a  Principal  or
Representative  of  any  Person,  solicit,  divert,  take  away  or  attempt  to solicit,  divert  or take  away (i) a  Protected  Customer  for the  purpose  of providing or selling  Competitive  Services or (ii) a Protected Supplier for the
purpose  of  acquiring  or  purchasing  goods or  services  in  connection  with
providing  or  selling  Competitive  Services;   provided,   however,  that  the
prohibition  of this  covenant  shall  apply  only to  Protected  Customers  and
Protected  Suppliers  with  whom  the  Employee  had  Material  Contact  on  the
Company's  behalf  during the  twelve  (12)  months  immediately  preceding  the termination of his employment  hereunder.  For purposes of this  Agreement,  the
Employee  had  "Material  Contact"  with a  Protected  Customer  or a  Protected
Customer  if (a)  he had  business  dealings  with  the  Protected  Customer  or
Protected  Customer,  as the case may be, on the  Company's  behalf;  (b) he was responsible  for supervising or  coordinating  the dealings  between the Company and the  Protected  Customer or Protected  Customer,  as the case may be; or (c)
he  obtained  Trade  Secrets or  Confidential  Information  about the  Protected
Customer, as the case may be, as a result of his association with the Company.

         (d)  Noncompetition  with the  Company.  The parties  acknowledge:  (i)
              ------------------------------------
that the  Employee's  services under this Agreement  require  special  expertise and talent in the provision of  Competitive  Services and that the Employee will have  substantial  contacts with customers,  suppliers,  advertisers and vendors of the Company;  (ii) that  pursuant to this  Agreement,  the  Employee  will be placed in a position  of trust and  responsibility  and he will have access to a substantial  amount of  Confidential  Information and Trade Secrets and that the
Company  is  placing  him in  such  position  and  giving  him  access  to  such information  in  reliance  upon his  agreement  not to compete  with the Company during the  Restricted  Period;  (iii) that due to his  management  duties,  the
Employee  will be the  repository  of a  substantial  portion of the goodwill of the Company and would have an unfair  advantage in  competing  with the Company;
(iv) that due to the Employee's  special  experience and talent, the loss of the
Employee's  services to the Company under this  Agreement  cannot  reasonably or adequately  be  compensated  solely by damages in an action at law; (v) that the
Employee is capable of competing  with the  Company;  and (vi) that the Employee is capable of obtaining  gainful,  lucrative and desirable  employment that does not violate the  restrictions  contained in this Agreement.  In consideration of the  compensation  and benefits  being paid and to be paid by the Company to the
Employee  hereunder,  the Employee  hereby  agrees that,  during the  Restricted
Period,  the Employee will not,  without  prior written  consent of the Company, directly or indirectly  seek or obtain a Competitive  Position in the Restricted
Territory  with a Competitor;  provided,  however,  that the  provisions of this
Agreement  shall not be deemed to prohibit the  ownership by the Employee of any securities  of the  Company  or its  affiliated  entities  or not more than five percent (5%) of any class of  securities  of any  corporation  having a class of securities  registered  pursuant  to the  Securities  Exchange  Act of 1934,  as amended.

         (e)      Enforcement of Restrictive Covenants.
                  -------------------------------------

         (i)                Riqhts and Remedies  Upon  Breach.  In the event the
                            ------------------------------------
Employee  breaches,  or threatens  to commit a breach of, any of the  provisions of the Restrictive  Covenants,  the Company shall have the following  rights and remedies,  which shall be independent  of any others and severally  enforceable, and shall be in addition  to, and not in lieu of, any other  rights and remedies available to the Company at law or in equity:

         (A) the right and  remedy to  enjoin,  preliminarily  and  permanently,
the  Employee  from  violating  or   threatening  to  violate  the   Restrictive
Covenants and to have the  Restrictive  Covenants  specifically  enforced by any court of competent  jurisdiction,  it being agreed that any breach or threatened breach  of the  Restrictive  Covenants  would  cause  irreparable  injury to the
Company  and that money  damages  would not  provide an  adequate  remedy to the
Company; and

         (B) the right and remedy to require  the  Employee  to account  for and
pay  over  to  the  Company  all  compensation,   profits,   monies,   accruals,
increments or other  benefits  derived or received by the Employee as the result of any transactions constituting a breach of the Restrictive Covenants.

         (ii)     Severability  of  Covenants.  the  Employee  acknowledges  and
                  ------------------------------
agrees  that the  Restrictive  Covenants  are  reasonable  and valid in time and scope and in all  other  respects.  The  covenants  set forth in this  Agreement shall be  considered  and  construed  as  separate  and  independent  covenants.
Should  any  part  or  provision  of any  covenant  be  held  invalid,  void  or
unenforceable  in  any  court  of  competent   jurisdiction,   such  invalidity,
voidness or  unenforceability  shall not render invalid,  void or  unenforceable any other part or provision of this  Agreement.  If any portion of the foregoing provisions  is found to be  invalid  or  unenforceable  by a court of  competent jurisdiction because its duration,  the territory,  the definition of activities or the  definition  of  information  covered  is  considered  to be  invalid  or unreasonable in scope, the invalid or unreasonable  term shall be redefined,  or a new  enforceable  term  provided,  such that the intent of the Company and the
Employee in agreeing to the  provisions of this  Agreement  will not be impaired and the  provision in question  shall be  enforceable  to the fullest  extent of the applicable laws.

         7.       RIGHTS TO AND RETURN OF MATERIALS

         The  Company  and the  Employee  acknowledge  that in the course of the
Employee's  employment (as employee or  independent  contractor) by the Company, the  Employee  may  from  time to time  create,  for the  Company  copyrightable works. Such works may consist of manuals,  pamphlets,  instructional  materials, computer programs,  software,  software integration techniques,  software codes, and data, technical data,  photographs,  drawings,  logos,  designs,  artwork or other  copyrightable  material,  or portions thereof,  and may be created within or without  Company's  facilities  and before,  during or after normal  business hours.  All such works  related to or useful in the  business of the Company are specifically  intended  to be  works  made  by  hire  by the  Employee,  and the
Employee  shall  cooperate  with the Company in the  protection of the Company's copyrights  in such works and, to the extent  deemed  desirable  by the Company, the registration of such copyrights.

         All  records,  files,  software,  software  code,  memoranda,  reports, notes,  price lists,  customer  lists,  drawings,  plans,  sketches,  documents, technical  information,  information on the use,  development and integration of software,  and the like  (together with all copies of such documents and things)
relating  to the  business  of the  Company,  which  the  Employee  shall use or prepare  or come in  contact  with in the  course  of,  or as a result  of,  the
Employee's  employment or other  engagement by the Company shall, as between the parties to this  Agreement,  remain the sole  property  of the  Company.  Laptop computers,  other  computers,  cell phones,  pagers,  software and related data, information  and things  provided to the  Employee by the Company or obtained by the Employee,  directly or indirectly,  from the Company,  also shall remain the
sole  property  of  the  Company.   Upon  the   termination  of  the  Employee's
employment  or  upon  the  prior  demand  of the  Company,  the  Employee  shall immediately  return all such  materials  and things to the Company and shall not retain any copies or remove or  participate  in removing  any such  materials or things from the  premises  of the Company  after  termination  or the  Company's request for return.

         8.       GENERAL PROVISION

         A.       Governinq   Law.  This   Agreement   shall  be  construed  and
                  ------------------
regulated under and by the laws of the State of Florida.  Personal  jurisdiction for any proceeding  brought  pursuant to this  Agreement  shall be vested in the appropriate  County or Circuit Court of the Thirteenth  Judicial  Circuit in and
for Hillsborough  County,  Florida,  or the Federal District Court of the Middle
District of Florida,  Hillsborough  County Division.  Venue for any legal action authorized  hereunder shall be in  Hillsborough  County,  Florida.  Both parties consent to such jurisdiction and venue.

         B.       Severability.  If any  provision  of this  Agreement is deemed
                  ---------------
to be  unenforceable  in  accordance  with its  term,  but  would be  considered enforceable  if the time  period or  geographic  area of its effect is  reduced, then such  provision  shall be so  reduced  with the  excessive  aspects  of the offending  provisions  deemed  severed and deleted from this  Agreement with the
Agreement  enforceable in full in accordance with its terms as so modified.  If, however,  any  portion  of the  foregoing  provisions  is found to be invalid or unenforceable  by a court of  competent  jurisdiction  because of its  duration, the  territory,  the  definition of activities or the  definition of information covered is invalid or  unreasonable in scope,  the invalid or unreasonable  term shall be redefined,  or a new  enforceable  term provided,  such that the intent of the  Company  and  the  Employee  in  agreeing  to  the  provisions  of  this
Agreement  will  not  be  impaired  and  the  provision  in  question  shall  be enforceable to the fullest extent of the applicable laws.

         C.       Notices.  Whenever  notice is required to be given  hereunder,
                  ----------
written  notice  mailed or delivered to the Company at 4902 West Waters  Avenue,
Tampa,  Florida  33634 (if intended for the  Company),  or such other address as the Company  shall furnish in writing,  shall  constitute  sufficient  notice to the Company;  and written  notice  mailed or delivered to Employee at 16 Sconset
Lane,  Guilford,  CT 06437, or such other place as may be designated by Employee
in  writing,  shall  constitute  sufficient  notice  to  Employee.   Where  "the
Company"  or  "Employee"  consists  of more than one party,  notice to one shall constitute notice to all.

         D.       Waiver or  Modification.  No waiver  or  modification  of this
                  --------------------------
Agreement or of any covenant,  condition or limitation  herein  contained  shall be  valid  unless  in  writing  and duly  executed  by the  party to be  charged therewith.  Furthermore,  no  evidence  of any waiver or  modification  shall be offered or received in evidence in any  proceeding,  arbitration  or  litigation between the parties  arising out of or  affecting  this  Agreement or the rights or obligations of any party  hereunder,  unless such waiver or  modification  is in writing and duly executed as  aforesaid.  The  provisions  of this  paragraph may not be waived except as herein set forth.

         E.       Entire  Aqreement.   This  Agreement  constitutes  the  entire
                  ---------------------
agreement  of the  parties  hereto with  respect to the  subject  matter of this
Agreement,  and supersedes  any and all previous  agreements,  negotiations  and promises  between the  parties,  whether  written or oral,  with respect to such subject matter.

         F.       Amendment.  No  amendment of any  provision of this  Agreement
                  ------------
shall be effective  unless it is in writing and signed by both  parties  hereto, and then such  waiver  or  amendment  shall be  effective  only in the  specific instance and for the specific purpose for which it is given.

         G.       Assiqnment.  Employee may not directly or indirectly  transfer
                  -------------
or assign any of its  rights or  obligations  hereunder  without  prior  written consent  of  the  Company,  which  consent  may  be  given  or  withheld  in the
Company's sole and exclusive  discretion,  and any such attempted  assignment or transfer by Employee  without the  Company's  consent  shall be void.  Except as otherwise  provided  herein,  this Agreement shall bind and inure to the benefit of the Company and its successors  and assigns and Employee and its  successors, permitted assigns,  heirs, devisees and legal  representatives,  as the case may
be.

         H.  Section   Headinqs.   Section,   subsection  and  similar  headings
contained in this  Agreement  are for  reference  purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         I. Prior  Aqreements.  Any prior  agreement  between  Employee  and the
Company  Agreement  is  terminated  and  superseded  in  its  entirety  by  this
Agreement.

         IN WITNESS  WHEREOF,  the parties  have  executed  and  delivered  this
Agreement as of the day and year indicated above.

                                  TROPICAL  SPORTSWEAR  INT'L CORPORATION

                                  /s/   Terri  K.   Gonzalez,
                                        SVP Human Resources

                                  EMPLOYEE

                                  /s/ Frank D. Keeney

          (10) engaging by the  Employee,  without prior consent of the Board of
Directors of the Company,  in any other  business other than the business of the
Company  which  interferes  in any  material  respect  with the  performance  of
Employee's duties.

         If the  employment  of the  Employee is  terminated  by the Company for cause,  the  Employee  will  not be  entitled  to any  separation  benefits  and
Employee's salary,  bonus,  benefits and business expense  reimbursements  shall cease as of the date of  termination.  All salary,  bonuses on a prorata  basis, benefits  and  business  expense  reimbursements  that are earned and due to the
Employee  hereunder  and not paid up to the  Termination  Date  shall be paid to the Employee within forty-five (45) days after the Termination Date.

             B.   Termination  by the  Company  Without  Cause.  If the  Company
                  -----------------------------------------------
terminates  the  Employee's  employment  without  Cause at any time and Employee executes a general release of claims in a form acceptable to the Company:

         (a)               the  Company  shall pay to the  Employee  one half of
his or her Annual Base Salary then in effect.

         C. Relief of Duties.  The Company may,  during any notice  period or at
            -------------------
any other time, in its  discretion,  relieve the Employee of his duties  without terminating  him so long as the Company  continues to pay and provide all of the
Employee's regular compensation and benefits.

             5.   OTHER EMPLOYEE RIGHTS

         A.       Paid  Vacation:  Holidays.  The Employee  shall be entitled to
                  ----------------------------
annual  vacation  and all legal  holidays  during  which  times  his  applicable compensation  shall  be paid in full in  accordance  with  Company  policies  in effect from time to time.

         B.       Fringe  Benefits.  During  the  term  of this  agreement,  the
                  -------------------
Employee  is entitled to the same level of fringe  benefits  currently  provided to Employee by the Company.

         C.       Business  Expenses.  The Employee is authorized to incur,  and
                  ---------------------
will be entitled to receive prompt  reimbursement  for, all reasonable  expenses incurred  by the  Employee  in  performing  his  duties  and  carrying  out  his responsibilities  hereunder,  including  air fare and  hotels,  business  meals, entertainment  and travel  expenses,  provided  that the Employee  complies with the applicable  policies,  practices and  procedures of the Company  relating to the submission of expense  reports,  receipts or similar  documentation of those expenses.  The Company  shall  either pay  directly or  promptly  reimburse  the
Employee for such  expenses not more than twenty (20) days after the  submission to the Company by the Employee from time to time of an itemized  accounting  and
acceptable   evidence  of  such   expenditures   for  which  direct  payment  or
reimbursement is sought.

         6. PROTECTIVE COVENANTS

            A.    Definitions.  The  following  capitalized  terms  used in this
                  --------------
Section 6 shall have the  meanings  assigned  to them below,  which  definitions shall apply to both the singular and the plural forms of such terms:

         "Competitive  Position"  means  any  employment  with a  Competitor  in which the  Employee  will use or is likely to use any  Confidential  Information or Trade Secrets,  or in which the Employee has duties for such  Competitor that relate  to  Competitive  Services  and  that are the  same or  similar  to those services actually performed by the Employee for the Company;

         Amendment  to  page 3 of 9 of  Employment  Agreement  dated  April  13,
2002, acknowledged and accepted this  1st day of May, 2003.

         /s/ Frank D. Keeney

         /s/ Terri K. Gonzalez, Witness